SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 15, 1998


                     SSB Vehicle Securities Inc.
                  Hyundai Auto Receivables Trust 1998-A
             (Exact name of registrant as specified in its charter)


       Delaware                     333-41949-01                  Pending
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


7 World Trade Center
New York, New York                                             10048
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-7000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 7
                                                  This report consists of 7
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Hyundai Auto Receivables Trust 1998-A (the "Trust"). The Trust was formed pursuant to an Amended and Restated Trust Agreement dated April 1, 1998, between SSB Vehicle Securities Inc., as depositor, and Wilmington Trust Company, as owner trustee. On June 15, 1998, Hyundai Motor Finance Company (seller and servicer) distributed the Monthly Securityholders' Statement for the June 15, 1998, Distribution Date (the "Monthly Report") to the holders of securities issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Monthly Securityholders' Statement for the June 15, 1998, Distribution Date filed as Exhibit 99.1 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SSB VEHICLE SECURITIES INC.


Date:    June 23, 1998                By:  /s/ Ted Yarbrough
                                        Ted Yarbrough
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Securityholders' Statement for            5
                         the June 15, 1998, Distribution Date

                                  Exhibit 99.1

              Monthly Securityholders' Statement on June 15, 1998

=================================================================================================================================
                                                   Hyundai Auto Receivables Trust 1998-A
=================================================================================================================================
                                              $220,000,000 5.90% Asset Backed Notes, Class A-1
                                              $80,150,000 6.05% Asset Backed Notes, Class A-2

                                                        Exhibit 99.1: Monthly Report

                                                  For the Distribution Date: June 15, 1998


I.   Funds Available for Distribution
     A.  Collections on Receivables
         i.  Principal Payments                                                                           $8,208,641.63
         ii. Purchased Receivables                                                                                 0.00
         iii.Cram Down Losses                                                                                      0.00
         iv. Principal Balance of Liquidated Receivables                                                     184,640.71
         v.  Withdrawal from Pre-Funding Account                                                                   0.00
         vi. Liquidation Proceeds                                                                              4,329.35
                                                                                                          --------------
             TOTAL PRINCIPAL COLLECTIONS                                                                  $8,397,611.69
         vii.Interest Payments                                                                            $3,320,861.81
         viiiInterest on Purchased Receivables                                                                     0.00
                                                                                                          --------------
             TOTAL INTEREST COLLECTIONS                                                                   $3,320,861.81
         ix. Late Fees, Extension Fees and Other Fees                                                         $7,474.80
         x.  Late Fees, Extension Fees and Other Fees on Purchased Receivables                                     0.00
                                                                                                          --------------
         xi. TOTAL FEE COLLECTIONS                                                                            $7,474.80
                                                                                                          --------------
         xii.TOTAL COLLECTIONS                                                                            $11,725,948.30
                                                                                                          --------------
     B.  Other Sources
         i.  Reserve Account Release                                                                        $495,209.10
         ii. Draw on Insurance Policy                                                                              0.00
         iii.Withdrawal from Yield Maintenance Account                                                             0.00
         iv. Withdrawal from Capitalized Interest Account                                                    232,843.56
         v.  Reinvestment Income on Trust Accounts                                                           348,194.27
                                                                                                          --------------
             TOTAL OTHER SOURCES                                                                          $1,076,246.93
                                                                                                          ==============
                TOTAL FUNDS AVAILABLE FOR DISTRIBUTION                                                    $12,802,195.23
                                                                                                          ==============

II.  Distributions
     A.  Fees                                                           Per $1,000 Initial Receivables
         i.  Indenture Trustee                                                                $0.00000            $0.00
         ii. Owner Trustee                                                                     0.00000             0.00
         iii.Custodian                                                                         0.00000             0.00
         iv. Senior Servicing Fee                                                              1.19095       355,444.18
         v.  Subordinated Servicing Fee                                                        1.19095       355,444.18
         vi. Insurance Premium                                                                 0.00000             0.00
                                                                                                          --------------
             TOTAL FEES                                                                                     $710,888.36
     B.  Noteholders' Interest                                     Per $1,000 Original Principal Amount           Total
         i.  Class A-1 Monthly Interest Distributable Amount                                  $4.64089    $1,020,996.39
         ii. Class A-1 Interest Carryover Shortfall                                            0.00000             0.00
         iii.Class A-1 Interest Distributable Amount                                           4.64089     1,020,996.39
         iv. Class A-2 Monthly Interest Distributable Amount                                   5.04167       404,089.58
         v.  Class A-2 Interest Carryover Shortfall                                            0.00000             0.00
         vi. Class A-2 Interest Distributable Amount                                           5.04167       404,089.58
                                                                                                          --------------
             TOTAL NOTEHOLDERS' INTEREST DISTRIBUTIONS                                                    $1,425,085.97
     C.  Noteholders' Principal                                    Per $1,000 Original Principal Amount           Total
         i.  Class A-1 Monthly Principal Distributable Amount                                $33.19162    $7,302,155.64
         ii. Class A-1 Principal Carryover Shortfall                                           0.00000             0.00
         iii.Class A-1 Principal Distributable Amount                                         33.19162     7,302,155.64
         iv. Class A-2 Monthly Principal Distributable Amount                                  0.00000             0.00
         v.  Class A-2 Principal Carryover Shortfall                                           0.00000             0.00
         vi. Class A-2 Principal Distributable Amount                                          0.00000             0.00
                                                                                                          --------------
             TOTAL NOTEHOLDERS' PRINCIPAL DISTRIBUTIONS                                                   $7,302,155.64
     D.  Certificateholders' Allocations
         i.  Excess Interest, Fees and Other Collections                                                  $2,272,938.56
         ii. Principal                                                                                     1,091,126.70
                                                                                                          --------------
             TOTAL CERTIFICATEHOLDERS' DISTRIBUTIONS                                                      $3,364,065.26
                                                                                                          ==============
                TOTAL DISTRIBUTIONS                                                                       $12,802,195.23
                                                                                                          ==============


             ----------------------------------------------------------------------------------------------------------
                                                                 Page 6 of 7

                                              Hyundai Auto Receivables Trust 1998-A
                                        $220,000,000 5.90% Asset Backed Notes, Class A-1
                                         $80,150,000 6.05% Asset Backed Notes, Class A-2

                                                  Exhibit 99.1: Monthly Report

                                             For the Distribution Date: June 15, 1998



III. Pool Balances and Portfolio Information

     A.  Balances and Principal Factors                                                         BOP               EOP
                                                                                    ----------------   ---------------
         i.  Total Pool Balance                                                    $330,816,417.00    $322,423,134.66
         ii. Class A-1 Principal Balance                                             207,660,282.79    200,358,127.15
         iii.Class A-2 Principal Balance                                              80,150,000.00     80,150,000.00
         iv. Certificate Principal Balance                                            43,006,134.21     41,915,007.51
         v.  Total Pool Factor                                                               95.89%            93.46%
         vi. Class A-1 Factor                                                                94.39%            91.07%
         vii.Class A-2 Factor                                                               100.00%           100.00%
         viiiCertificate Factor                                                              95.89%            93.46%
         ix. Over-Collateralization Amount                                            43,006,134.21     41,915,007.51
         x.  Over-Collateralization Percentage                                               13.00%            13.00%
         xi. Pool Weighted Average Coupon                                                    14.97%            14.99%
         xii.Pool Weighted Average Remaining Term                                             43.55             42.91
         xiiiRemaining Number of Contracts                                                   31,812            31,334
         xiv.Contracts Matured/Liquidated                                                       746               478
     B.  Reserve Account
         i.  BOP Reserve Account Required Amount                                                       $17,061,320.85
         ii. BOP Reserve Account Balance                                                                17,061,320.85       5.93%
         iii.Draws from the Reserve Account                                                                      0.00
         iv. Reserve Account Release                                                                       495,209.10
         v.  EOP Reserve Account Required Amount                                                        16,566,111.75       5.91%
         vi. EOP Reserve Account Balance                                                                16,566,111.75
     C.  Net Loss Activity                                                                Contracts            Amount
                                                                                    ----------------   ---------------
         i.  BOP Cumulative Losses                                                               24       $121,553.17
         ii. Liquidation Proceeds from Actual Charge-offs                                        14         32,256.81
         iii.Liquidation Proceeds from  Delinquencies                                             1          2,267.32
         iv. Liquidation Proceeds from Actual Repossession                                       14        150,116.58
         v.  Cram Down Losses                                                                     0              0.00
         vi. Monthly Gross Liquidation Proceeds                                                  29        184,640.71
         vii.Recoveries                                                                         - -          4,329.35
         viiiMonthly Net Liquidation Losses                                                      29        180,311.36
         ix. EOP Cumulative Losses                                                               53        301,864.53
         x.  Total Contracts Extended                                                           319      2,388,185.91
         xi. Vehicles in Repossession                                                            43        481,908.58
     D.  Delinquencies                                                                    Contracts            Amount
                                                                                    ----------------   ---------------
         i.  30-59 Days Delinquent                                                             1288    $13,596,008.19
         ii. 60-89 Days Delinquent                                                              356      3,905,899.60
         iii.90-119 Days Delinquent                                                             124      1,377,659.76
         iv. 30 Days and Greater                                                               1768     18,879,567.55
     E.  Performance Ratios                                                               Contracts            Amount
                                                                                    ----------------   ---------------
         i.  30 Days and Greater Delinquencies                                                5.65%             6.85%
         ii. Annualized Net Losses                                                            0.52%             0.32%
         iii.Cumulative Net Losses                                                            0.16%             0.10%

IV.  Pre-Funding
     A.  Pre-Funding Account
         i.  BOP Pre-Funding Account Balance                                                           $46,545,439.07
         ii. Take-down from the Pre-Funding Account                                                              0.00
                                                                                                       ===============
         iii.EOP Pre-Funding Account Balance                                                           $46,545,439.07
                                                                                                       ===============
     B.  Capitalized Interest Account
         i.  BOP Capitalized Interest Account Balance                                                     $349,265.34
         ii. Capitalized Interest Distribution  Amount                                                     232,843.56
                                                                                                       ===============
         iii.EOP Capitalized Interest Account Balance                                                     $116,421.78
                                                                                                       ===============


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                                                                 Page 7 of 7